UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): January 25, 2007



                         Fischer-Watt Gold Company, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Nevada                           0-22515                    88-0227654
-----------------                  ------------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)               Identification #)
of incorporation)


                                 2582 Taft Court
                               Lakewood, CO 80215
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (303) 232-0292
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
---------    ------------------------------------------

A.      The Nexvu Agreement

     On January 25, 2007, Fischer-Watt Gold Company, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") among the Company, Rogue River Resources Corp. ("Rogue River") and Minera Montoro, S.A. De C.V., the Company's Mexican subsidiary ("Minera Montoro"). The Company has completed the first tranche of the sale of its 65% ownership interest in Minera Montoro to Rogue River. At the closing of this first tranche, the Company received $695,000 for 31% of its share ownership in Minera Montoro.

     The Company will receive $745,000 at each of the closings of the second and third tranches, at which point the Company will have sold its entire interest but will retain a 1% Net Smelter Return royalty on production from the porphyry portion of the deposit on the La Balsa property in the State of Michoacan. The agreed to transaction dates for these two remaining tranches are January 25th, and April 30th, 2007, but the agreement has a provision to extend the closing date of each of these tranches by up to 60 days on payment to the Company of $25,000 for each 30 day period. The first 30 day extension period on the closing of the second tranche has been granted.

     On June 1, 2005, the Company entered into a Letter of Agreement with Nexvu Capital Corp., a private corporation based in Vancouver, BC, Canada ("Nexvu), for the development of the La Balsa copper project in Michoacan, Mexico (please see the Press Release of June 1, 2005 filed as Exhibit 99.1 to the Company's Form 8-K filed on June 7, 2005 for details).

     On December 5, 2005, the Company entered into a new Letter of Agreement whereby Nexvu agreed to purchase the Company's entire interest in Minera Montoro for $2,235,000. The Company holds a 65% equity interest in Minera Montoro that in turn has 100% ownership of the La Balsa property (please see the Letter Agreement dated December 5, 2005 filed as Exhibit 10.1 to the Company's Form 8-K filed on December 7, 2006 for details).

     Subsequent to the December 5, 2005 Letter Agreement, Nexvu assigned its right, title and interest in the December 5, 2005 Letter Agreement to Rogue River, an entity with the same principles as Nexvu (please see the Letter Agreement dated June 27, 2006 filed as Exhibit 10.1 to the Company's Form 8-K filed on June 27, 2006 for details).


Item 9.01    Financial Statements and Exhibits.
---------    ---------------------------------

     (c) Exhibits.

         Exhibit Number    Description
         --------------    -----------

              10.1 Stock Purchase Agreement, dated Janaury 25, 2007 among Fischer-Watt Gold Company, Inc., as Seller, Rogue River Resources Corp., as purchaser, and Minera Montoro, S.A. De C.V.

              99.1 News Release, dated February 2, 2007, announcing completion of first tranche of Mexican asset sale

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FISHER-WATT GOLD COMPANY, INC.


                                      By: /s/ Peter Bojtos
                                          --------------------------------------
                                          Peter Bojtos, Chief Executive Officer


February 2, 2007

                                  EXHIBIT INDEX



Exhibit Number       Description
--------------       -----------

     10.1 Stock Purchase Agreement, dated Janaury 25, 2007 among Fischer-Watt Gold Company, Inc., as Seller, Rogue River Resources Corp., as purchaser, and Minera Montoro, S.A. De C.V.

     99.1 News Release, dated February 2, 2007, announcing completion of first tranche of Mexican asset sale